                                                                      Exhibit 24

                                POWER OF ATTORNEY

          Each of the undersigned officers and/or directors of American Eagle Outfitters, Inc., a Delaware corporation (the "Company"), hereby appoints George Kolber, Laura A. Weil and William P. Tait, or any one of them, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain shareholders of the Company of up to 500,000 shares of common stock of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

           IN WITNESS WHEREOF, the undersigned have signed these presents effective November 18, 1998.

              SIGNATURE                                         TITLE



           /s/Jay L. Schottenstein                Chairman of the Board and Chief Executive Officer
     -------------------------------------        (Principal Executive Officer)
              Jay L. Schottenstein


           /s/Saul Schottenstein                  Vice Chairman of the Board and Director
     -------------------------------------
              Saul Schottenstein


           /s/George Kolber                       Vice Chairman of the Board of Directors,
     -------------------------------------        Chief Operating Officer and Director
              George Kolber


           /s/Dale E. Clifton                     Vice President, Controller, and Chief Accounting Officer
     -------------------------------------        (Principal Accounting Officer)
              Dale E. Clifton


           /s/Laura A. Weil                       Executive Vice President and Chief Financial Officer
     -------------------------------------        (Principal Financial Officer)
              Laura A. Weil


           /s/Martin P. Doolan                    Director
     -------------------------------------
              Martin P. Doolan


           /s/Thomas R. Ketteler                  Director
     -------------------------------------
              Thomas R. Ketteler


           /s/John L. Marakas                     Director
     -------------------------------------
              John L. Marakas


           /s/David W. Thompson                   Director
     -------------------------------------
              David W. Thompson


           /s/Gilbert W. Harrison                 Director
     -------------------------------------
              Gilbert W. Harrison


           /s/Ari Deshe                           Director
     -------------------------------------
              Ari Deshe




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
           /s/Jon P. Diamond                      Director
     -------------------------------------
              Jon P. Diamond


           /s/Michael G. Jesselson                Director
     -------------------------------------
              Michael G. Jesselson


           /s/Gerald E. Wedren                    Director
     -------------------------------------
              Gerald E. Wedren